The Cash Management Trust of America
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $26,848
------------------ --------------------------------
------------------ --------------------------------
Class B            $73
------------------ --------------------------------
------------------ --------------------------------
Class C            $34
------------------ --------------------------------
------------------ --------------------------------
Class F            $9
------------------ --------------------------------
------------------ --------------------------------
Total              $26,964
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $189
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $2
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $2
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $4
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $125
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $81
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $51
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $208
------------------ --------------------------------
------------------ --------------------------------
Total              $664
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0035
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0016
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0020
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0010
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0018
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0032
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            7,406,218
------------------ ----------------------------------
------------------ ----------------------------------
Class B            134,666
------------------ ----------------------------------
------------------ ----------------------------------
Class C            70,842
------------------ ----------------------------------
------------------ ----------------------------------
Class F            8,402
------------------ ----------------------------------
------------------ ----------------------------------
Total              7,620,128
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        100,560
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,155
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,048
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        5,048
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        2,567
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          9,433
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          280,849
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          181,009
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          33,191
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          60,974
------------------ ----------------------------------
------------------ ----------------------------------
Total              678,834
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class B                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class F                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $1.00
----------------------- -------------------------